Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Capital Media Group Limited (the “Company”) for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Jean-Francois Klein, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange act of 1934; and
(2)    The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of                   operations of the Company.

Date: December 20, 2002

By:	/s/ Jean-Francois Klein
Jean-Francois Klein
Chief Financial Officer